UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 14, 2014

Date of Earliest Event Reported: October 7, 2014

MID-CON ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Harwood Street, Suite 2410

Dallas, Texas

(Address of principal executive offices)

75201

(Zip code)

(972) 479-5980

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement

Purchase and Sale Agreement

On October 7, 2014, Mid-Con Energy Partners LP (the “Partnership”), through its wholly-owned subsidiary, Mid-Con Energy Properties, LLC (“Properties”), entered into a definitive purchase and sale agreement (the “Purchase Agreement”) by and among L.C.S. Production Company, SPA-PETCO, LP, SPA PETCO OSU, LLC, A.G. Hill Oil and Gas LP, and A.G. Hill Oil and Gas II LP (collectively the “Sellers”) to acquire multiple oil properties located in Coke, Coleman, Fisher, Haskell, Jones, Kent, Nolan, Runnels, Stonewall, Taylor, and Tom Green Counties, Texas for an aggregate purchase price of approximately $120 million, subject to customary post-closing purchase price adjustments (collectively, the “Acquisition”). The effective date of the Acquisition is September 1, 2014 and is anticipated to close in November 2014. In connection with the Acquisition, the Partnership has secured committed bank financing to support the purchase price.

Item 7.01 Regulation FD Disclosure.

On October 13, 2014, the Partnership issued a press release announcing the Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Purchase and Sale Agreement dated October 7, 2014 by and among Mid-Con Energy Properties, LLC, L.C.S. Production Company, SPA-PETCO, LP, SPA PETCO OSU, LLC, A.G. Hill Oil and Gas LP, and A.G. Hill Oil and Gas II LP, LP.

99.1	Press release dated October 13, 2014.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
By: Mid-Con Energy GP, LLC,
its general partner

Date: October 14, 2014	By:	/s/ Jeffrey R. Olmstead
Jeffrey R. Olmstead
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Purchase and Sale Agreement dated October 7, 2014 by and among Mid-Con Energy Properties, LLC, L.C.S. Production Company, SPA-PETCO, LP, SPA PETCO OSU, LLC, A.G. Hill Oil and Gas LP, and A.G. Hill Oil and Gas II LP, LP.

99.1	Press release dated October 13, 2014.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such schedules to the Securities and Exchange Commission upon request.